SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       December 20, 1999
                                                       -----------------




                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                    1-12381         22-3463939
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(State or Other Jurisdiction         (Commission    (I.R.S. Employer
  of Incorporation)                  File Number)   Identification No.)




6 Brighton Road, Clifton, New Jersey                           07015
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(Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code           (973) 778-1300
                                                             -------------------


Inapplicable
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(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

         Supplemental Executive Retirement Plan, Split Dollar Agreement and Collateral Assignment.


         Linens 'n Things, Inc. (the "Company") adopted a Supplemental Executive Retirement Plan, effective as of July 1, 1999. The Company and Norman Axelrod entered into an Executive Life Program Collateral Assignment Split Dollar Agreement (the "Split Dollar Agreement") dated as of December 20, 1999, whereby the Company agreed to Mr. Axelrod's eligibility to participate in the Company's Executive Life Program and Mr. Axelrod agreed to assign an interest in his life insurance policy under the Executive Life Program (the "Policy") to the Company as collateral to secure repayment of the Company's premium payments. In accordance with the terms of the Split Dollar Agreement, the Company and Mr. Axelrod executed a Split-Dollar Collateral Assignment whereby Mr. Axelrod assigned his Policy to the Company as collateral security.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 99.1 Linens 'n Things, Inc. Supplemental Executive Retirement Plan.

         Exhibit 99.2 Split Dollar Agreement dated as of December 20, 1999, between Norman Axelrod and the Company.

         Exhibit 99.3 Split-Dollar Collateral Assignment between Norman Axelrod and the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LINENS 'N THINGS, INC.


                                                       WILLIAM T. GILES
Dated:   March 27, 2000                     By:  _______________________________
                                                       William T. Giles
                                                       Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX



         Exhibit 99.1 Linens 'n Things, Inc. Supplemental Executive Retirement Plan.

         Exhibit 99.2 Split Dollar Agreement dated as of December 20, 1999, between Norman Axelrod and the Company.

         Exhibit 99.3 Split-Dollar Collateral Assignment between Norman Axelrod and the Company.